Exhibit 99.3

Independent Bank Corporation 4th Quarter 2008 Earnings Conference Call - January 27, 2009

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

Overview of 4th Quarter 2008 Results Michael M. Magee, President and Chief Executive Officer 3

Financial Overview - Fourth Quarter 2008 4Q 08 3Q 08 4Q 07 12ME 08 12ME 07 Net income (loss) applicable to common stock (millions) $(86.5) $(5.3) $2.4 $(88.2) $10.4 Earnings (loss) per share applicable to common stock $(3.80) $(0.23) $0.11 $(3.88) $0.45 ROA, based on net income applicable to common stock (11.24)% (0.66)% 0.30% (2.77)% 0.32% ROE, based on net income applicable to common stock (154.82)% (8.97)% 3.93% (37.44)% 4.12% TE net interest margin 4.80% 4.76% 4.22% 4.63% 4.26% 4

4Q:08 - High-Level Overview 5 Strategic Initiatives Efforts to improve credit quality remain our top priority - focused on loan monitoring + portfolio management function + resolution of non-performing assets Receipt of $72 million of Tier 1 capital under the TARP Capital Purchase Program in December 2008 Operational Achievements Ample borrowing capacity and liquidity TE net interest margin growth Pre-tax, pre-loan loss provision core operating earnings remain solid Strategic challenges Michigan economy remains weak Global recession, potential for more pressure on the credit front Operational challenges Asset quality and related increase in non-performing loans continues to result in an elevated provision for loan losses and higher loan and collection expenses

4th Quarter 2008 Financial Review Robert N. Shuster, Executive Vice President and CFO 6

4th Quarter 2008 Recap 7 Positive Factors Growth in the TE net interest margin on both a year-over-year and sequential quarterly basis. Receipt of $72 million under the Capital Purchase Program strengthens balance sheet and regulatory capital ratios. Balance sheet generally remains structured to benefit from relatively low short-term interest rates and/or a steep yield curve. Challenges Credit costs. Weak Michigan economy. Several unusual non-cash charges impact 4Q 2008 results.

4th Quarter 2008 Recap - continued 8 Many unusual items and non-cash charges in 4Q 2008 Non-cash goodwill impairment charge of $50.0 million or $1.92 per share after tax. Non-cash charge of $26.8 million or $1.18 per share to establish a valuation allowance on deferred tax assets. Additional non-cash charge of $8.6 million directly to shareholders' equity for a valuation allowance on the deferred tax assets associated with AOCI components. Non-cash MSR impairment charge of $4.3 million or $0.12 per share after tax. Securities losses of $6.9 million or $0.20 per share after tax.

Goodwill Impairment Charge 9 IB Reporting Unit $50.0 million of goodwill at this reporting unit. IBC market capitalization declined in 4Q ($142.5 million at 9/30/08 to $49.7 million at 12/31/08). Step 1 and Step 2 goodwill impairment analyses performed as of 12/31/08. Resulted in goodwill impairment charge of $50.0 million. Mepco Reporting Unit $16.7 million of goodwill at this reporting unit. Mepco generates strong earnings in 2008. Step 1 goodwill impairment analysis performed as of 12/31/08. Resulted in no goodwill impairment charge.

Valuation Allowance On Deferred Tax Asset 10 Current accounting impact Total net deferred tax asset of $42.3 million. Valuation allowance of $35.4 million established at 12/31/08. $26.8 million of the valuation allowance charged to income tax expense and $8.6 million of the valuation allowance charged directly to shareholders' equity (the accumulated other comprehensive loss component). "More likely than not" accounting standard. 2008 current year tax loss and tough operating environment. Potential future accounting implications In the near term neither pre-tax income or pre-tax losses will likely be tax effected (i.e. they will drop to the bottom line). The net deferred tax asset and related valuation allowance will continue to be evaluated quarterly. Asset is not lost, remains available to offset future taxable income. Total valuation allowance of $35.4 million equals $1.54 per share.

Regulatory Capital Ratios (Independent Bank) Category Estimated 12/31/08 Actual 09/30/08 Actual 12/31/07 Tier 1 capital to average assets 8.37% 7.45% 7.35% Tier 1 capital to risk-weighted assets 10.76% 9.58% 9.25% Total capital to risk-weighted assets 12.05% 10.84% 10.50% 11

Pre-Tax, Pre-Loan Loss Provision Core Operating Earnings 4Q08 4Q07 FY '08 FY '07 Income (loss) continuing ops. $(86,325) $ 2,278 $(87,964) $ 9,955 Income tax exp. (benefit) 11,148 (15) 3,863 (1,103) Provision for loan losses 24,831 9,393 68,287 43,160 Securities losses 6,924 964 14,961 705 MSR impairment charge 4,255 297 4,332 251 Goodwill impairment charge 50,020 -- 50,020 343 Losses on ORE and ORA 1,758 104 3,849 276 Elevated loan/collection costs 2,286 187 4,431 -- Total $ 14,897 $13,208 $ 61,779 $53,587 12

Trading Securities Category ($ in 000's) 12/31/08 9/30/08 Fannie Mae preferred stock (1) $ -- $ 220 Freddie Mac preferred stock (2) 12 120 Goldman Sachs preferred stock (3) -- 2,590 Merrill Lynch (B of A) preferred stock (4) 1,917 2,249 Totals $ 1,929 $5,179 Totals Totals Totals 13 Sold 38,000 shares of Series F and 33,000 shares of Series O in 4th quarter . Sold 18,000 shares of Series Q and 10,000 shares of Series L in 4th quarter. Sold 200,000 shares of Series D in 4th quarter. Sold 44,950 shares of Series H in 4th quarter.

Securities Available for Sale at 12/31/08 Category ($ in 000's) Cost Basis "Fair" Value Difference Private label CMO's/asset backed (1) $ 57,188 $ 44,313 $(12,875) Agency MBS 47,377 48,025 648 Bank trust preferred (2) 17,874 12,706 (5,168) Bank of America Series E preferred (3) 3,800 4,816 1,016 Municipal securities 105,499 105,552 53 Totals $231,738 $215,412 $(16,326) Totals Totals Totals 14 Ratings distribution (based on fair values): 74% AAA; 2% AA; 7% A; 13% BAA; and 4% sub-investment grade. All individual bank issues, no CDO's. Received a distribution of 400,000 shares on 11/17/08 which was recorded at fair value on that date, resulting in a $6.2 million securities loss.

Tax Equivalent Net Interest Margin 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Yield on Earning Assets 0.0769 0.0774 0.077 0.0775 0.0765 0.0737 0.0715 0.0702 0.0711 Cost of Funds 0.0347 0.0351 0.0343 0.0344 0.0343 0.0307 0.0247 0.0226 0.0231 Net Interest Margin 0.0423 0.0423 0.0427 0.0431 0.0422 0.043 0.0468 0.0476 0.048 15

TE Net Interest Income 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Net Interest Income 31514 31209 32068 31881 31521 31785 34539 34997 33387 16

TE Net Interest Income - Continued 17 Items impacting 4Q 2008 Reversal of interest on non-accrual loans of $0.799 million - which is $0.452 million higher than 3Q'08 and $0.491 million higher than 4Q '07. Impact on NIM is 6 bps. Increase in interest expense of $0.607 million related to the decline in fair value of interest rate swaps and interest rate caps that do not receive hedge accounting treatment. This was due to the sharp drop in LIBOR rates at the end of the 4th quarter. Impact on NIM is 9 bps. No dividend income recorded on FHLBI stock in 4th quarter due to delay in declaration. This reduced interest income by $0.241 million. Total FHLBI stock owned at 12/31/08 - $20.55 million. Impact on NIM is 3 basis points. The total of the above three items is $1.3 million when comparing 4th quarter '08 to 3rd quarter '08. Total impact on NIM is 18 bps. Remainder ($0.3 million) of the total linked quarter decline ($1.6 million) is due to a $156.2 million decline in the balance of average interest earning assets.

TE Net Interest Income Sensitivity at 12/31/08 (a) Interest rate change TE Net Interest Income TE Net Interest Margin 200 basis point rise $129,681 4.84% 100 basis point rise 132,498 4.95% Base case scenario (b) 135,890 5.08% 100 basis point decline 137,950 5.15% 200 basis point decline 134,366 5.02% 18 (a) Simulation analyses calculate the change in TE net interest income and the change in the TE net interest margin under immediate parallel shifts in interest rates over the next 12 months based on a static balance sheet. (b) 2008 actual TE net interest income was $134.7 million and actual TE net interest margin was 4.63%.

Non-Interest Income Category ($ in 000's) 4Q08 3Q08 4Q07 Total non-interest income $ 644 $ 5,448 $11,173 Service charges - deposits 5,996 6,416 6,418 VISA check card income 1,394 1,468 1,376 Gain (loss) on securities (6,924) (6,711) (964) Net gains - mortgage loan sales 1,204 969 904 Mortgage loan servicing fees (3,616) 340 364 Mutual fund and annuity commissions 459 680 609 19

Non-Interest Expense Category ($ in 000's) 4Q08 3Q08 4Q07 Total non-interest expense $83,586 $30,656 $29,585 Goodwill impairment charge 50,020 -- -- Compensation & employee benefits 13,164 14,023 13,438 Occupancy 3,054 2,871 2,754 Advertising 1,691 1,575 1,549 Loan and collection 3,536 2,008 1,437 Loss on ORE and ORA 1,758 425 104 20

Provision for Loan Losses 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Provison for Loan Losses 7963 8139 14893 10735 9393 11316 12352 19788 24831 21

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 12/31/08 9/30/08 12/31/07 Commercial $ 82,055 $ 74,219 $48,945 Mortgage 38,922 33,869 23,147 Consumer 4,873 3,945 3,435 Finance receivables 3,415 2,616 1,722 Total $129,265 $114,649 $77,249 As a % of total loans 5.25% 4.58% 3.07% . 22

Allowance for Loan Losses Allocation ($ in 000's) 12/31/08 9/30/08 12/31/07 Specific loan allocations $16,788 $16,812 $10,713 Adversely rated loans 9,511 10,179 10,804 Historical losses 20,270 16,243 14,668 Other factors/subjective 11,331 10,664 9,109 Total $57,900 $53,898 $45,294 As a % of portfolio loans 2.35% 2.15% 1.80% 23

Analysis of the Allowance for Loan Losses Loan type ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Commercial $ 980,391 $38,084 3.88% Mortgage 839,496 13,175 1.57% Consumer 356,806 6,109 1.71% Finance receivables 286,836 532 0.19% Total $2,463,529 $57,900 2.35% . 24

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 4Q08 3Q08 2Q08 1Q08 Commercial $13,626 $12,314 $8,403 $3,498 Mortgage 3,564 3,698 2,238 2,124 Consumer 1,624 1,116 498 982 Overdrafts 247 248 160 149 Finance receivables 977 (6) 0 13 Total $20,038 $17,370 $11,299 $6,766 As a % of average loans 3.19% 2.69% 1.78% 1.07% 25

4th Quarter 2008 Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 26

Commercial Lending Highlights 27

Commercial Loan Balances $75 million in new and renewed loan volume in 4Q offset by repayments and net loan charge-offs Increased pricing and loan return hurdles Overall commercial loan balances declined $32 million 28

Portfolio Segmentation High-risk commercial real estate categories of land, land development and construction represent a relatively small proportion of total portfolio and a high percentage of loans are already in watch category Strategic direction re-shapes portfolio with shift towards C & I and away from certain commercial real estate segments commencing in mid-2007 (Values in thousands) (Values in thousands) 29

Watch Credits in 4th Quarter 2008 Watch credits were up slightly at the end of the 4th quarter New watch credits during 4th quarter primarily driven by decline in stock market Payoffs / collections continued 30

Commercial 30+ Day Delinquency for Accruing Loans Further Improved During 4th Quarter 2008 Commercial 30+ day delinquency shows further improvement in 4Q 31

Commercial Loan Non-Accruals Commercial loan non-accruals increased slightly during 4Q Level of commercial loan non-accruals remains elevated 32

Composition of Nonaccrual Loans 57% of Nonaccrual loans in Land, Land Development and Construction Average write-down of loan balance to Nonaccrual: 42% Granularity of Commercial Nonaccruals: 33

4th Quarter Net Charge-Offs Net Charge-offs rise in 4Q as work out credits season and continued collateral valuation write downs are taken 34

Commercial ORE Outstanding Commercial ORE outstandings increased $900,000 in 4Q 50% of new ORE properties relate to one relationship Watch Credits are moving through the workout process 35

Managing Commercial Troubled Assets Non Performing Assets $95 Million Total Stages of a Workout Continuing to Work with Borrowers Legal Processes ORE Management 36

Continuous Improvement of Credit Quality Best Practices Quarterly Watch Process to proactively manage high risk loans is in place. Risk Ratings are independently assigned and structured based on recommendations made upfront by Credit Officers. A Special Assets Group has been established to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systematic feedback. The group has been expanded with seasoned Lenders and Collections Professionals. Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market. New Manager in place. Accountability ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality. Risk Based Pricing has been enhanced with a new pricing matrix and minimum hurdle rates. Collateral Monitoring enhancements continue for both Commercial Real Estate and C & I Lending. Training for lending staff on all collateral types and appropriate collateral monitoring conducted. Centralized resources provide ongoing support. Portfolio Concentrations are monitored with select loan types encouraged. Outside Real Estate Experts leveraged to manage diverse commercial ORE properties. 37

Retail Loan Balances 4Q new loan volume of $54.2 million in saleable mortgages, $10.2 million booked in portfolio 4Q portfolio mortgage workout refinances of $3.2 million 2008 portfolio mortgage workout refinances of $10.8 million $29.2 million decline in mortgage and consumer loan balances in 4Q 38

Retail 30-Day Delinquency Continues to Increase Number one reason for delinquency is curtailment of income followed by excessive obligations Resulted in mortgage 30 to 89 days past due category increasing to $25.0 million at 4Q from $22.5 million at 3Q Resulted in consumer 30 to 89 days past due category increasing to $7.8 million from $6.4 million at 3Q 39

Retail Nonperforming Assets Nonperforming mortgage loan assets increased to $46.3 million (includes $7.4 million in ORE) at 4Q from $41.7 million at 3Q Nonperforming consumer loan assets increased to $5.4 million (includes $0.6 million of ORA) at 4Q from $4.4 million at 3Q 40

Retail Charge Offs Rise as Collateral Values Continue to Decline 4Q net charge offs were approximately $5.4 million (includes $0.2 million of deposit overdrafts) Nonperforming loan portfolio written down by $8.3 million to 83% of contractual loan balance. $1.5 million in specific reserves, netting 80% of contractual loan balance 41

Retail Non Performing Assets Composition of Non Performing Loans 1 - 4 family mortgage loans, 1st lien 74% Non-farm, non-residential 9% Home Equity Credit Lines 6% 1 - 4 family mortgage loans, junior lien 5% Construction 4% Other 2% Status of Workout Working with borrower 55% Legal process 45% Retail ORE At 4Q 08, 151 properties are in ORE with a net book value of $7.4 million after 39% write down 42

Management's Ongoing Initiatives to Counter Difficult Credit Cycle Appropriate underwriting criteria consistently applied. Added Quality Assurance Review for Consumer Portfolio to Existing Mortgage Portfolio Review. Additions to Collection Management Team and Staff. Established Loss Mitigation/Foreclosure Committee. Utilization of Existing Mortgage Origination Staff to Consult with Borrowers. Loan Modification Program Further Expanded. Marketing of ORE Through Intranet, Internet, Realtor Base and Auction Channel. 43

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer 44

Thank you for participating in the conference call. 45